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EXHIBIT A

                             JOINT FILING AGREEMENT

         In connection with the beneficial ownership of shares of common stock, par value $.01 per share, of Z-Tel Technologies, Inc., Inc (the "Issuer"), Mutual Risk Management Ltd, a Bermuda limited liability company, MRM Services Ltd., a Bermuda limited liability company, MTM Group Ltd., a Bermuda limited liability company, Mutual Trust Management (Jersey) Limited, a Jersey limited liability company, MTM Trustees Limited, a Jersey limited liability company, MTM Nominees Limited, a Jersey limited liability company, MTM Investments Limited, a Jersey limited liability company, Fulmead Ventures Limited, a British Virgin Islands company, and The Mayer Trust, a Channel Islands Trust, consent on behalf of such persons to all filings, including the filing of this Amendment No. 1 to
Schedule 13D and all amendments thereto pursuant to Rule 13d-2(f)(1)(iii), under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing statements are permitted.

         IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be signed as of this 28th day of May, 2003.

                                  MUTUAL RISK MANAGEMENT LTD


                                  By:   /s/ ANGUS AYLIFFE
                                     ------------------------------------------
                                  Name:  Angus Ayliffe
                                  Title: Secretary

                                  MRM SERVICES LTD.


                                  By:   /s/ ANGUS AYLIFFE
                                     ------------------------------------------
                                  Name:  Angus Ayliffe
                                  Title: Secretary


                                  MTM GROUP LTD.


                                  By: /s/ COLIN M. ALEXANDER
                                     ------------------------------------------
                                  Name: Colin M. Alexander
                                  Title: Director

                                  MUTUAL TRUST MANAGEMENT (JERSEY)
                                     LIMITED


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director



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                                  MTM TRUSTEES LIMITED


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director


                                  MTM NOMINEES LIMITED


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director

                                  MTM INVESTMENTS LIMITED


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director


                                  FULMEAD VENTURES LIMITED


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director


                                  THE MAYER TRUST

                                  BY: MTM TRUSTEES LIMITED, as Trustee


                                  By: /s/ DENIS J.P. THEREZIEN
                                     ------------------------------------------
                                  Name:  Denis J.P. Therezien
                                  Title: Director